UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

IGI LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue Buena, New Jersey		08310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.

Material Modification to Rights of Security Holders.

On May 29, 2013, as approved by IGI Laboratories, Inc.’s (the “Company”) stockholders, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 60,000,000 (the “Certificate of Amendment”).

A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

(a)

On May 22, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 38,074,405 votes were present in person or represented by proxy, which represented 82.38% of the total outstanding eligible votes as of the record date of April 9, 2013.

(b)

The following actions were taken in the Annual Meeting:

(1)

The following six nominees were reelected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2014 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote

Joyce Erony	12,805,759	140,913	25,127,733
Jason Grenfell-Gardner	12,835,559	111,113	25,127,733
James C. Gale	12,807,759	138,913	25,127,733
Michael Hemric	12,821,337	125,335	25,127,733
Narendra N. Borkar	12,835,309	111,363	25,127,733
Bhaskar Chaudhuri	12,821,137	125,535	25,127,733

(2)

The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 60,000,000, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

36,888,637	865,822	172,880	147,066

(3)

The selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

37,848,970	30,288	195,146	0

(4)

The compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting was approved, on advisory basis, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

12,458,245	257,531	230,896	25,127,733

(5)

A stockholder advisory vote on the compensation of the Company’s named executive officers was recommended, on advisory basis, to be held each year, based on the following votes:

Every Year	Every Two Years	Every Three Years	Votes Abstain	Broker Non-Vote

11,280,614	1,147,380	98,093	253,660	25,127,733

(d)

Consistent with the recommendation of the Board in the Proxy Statement and the stockholder votes at the Annual Meeting, the board of directors has determined to hold a non-binding, advisory vote on the compensation of our named executive officers every year until the earlier of (i) the next required vote on the frequency of such advisory vote, which is currently expected to be held at our 2014 annual meeting of stockholders; or (ii) such date that the Board decides to hold the next stockholder advisory vote on the frequency of such advisory votes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of IGI Laboratories, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: May 29, 2013	By: /s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer